Share-Based Compensation - Summary of Binomial Option-Pricing Model To Determine The Fair Value Of The Share Option As Of The Grant Date (Detail) - Kooleam post ipo share option [Member]	Jan. 29, 2020 $ / shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted average share price	$ 3.49
Exercise price	$ 3.26
Expected volatility	52.00%
Expected life	10 years
Risk-free rate	1.44%
Expected dividend yield	0.00%